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                                                                    Exhibit 23.1


                          Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-70879) pertaining to the Dal-Tile International Inc. 1990 Stock Option Plan (As Amended and Restated) of our report dated
January 22, 2001 with respect to the consolidated financial statements and schedule of Dal-Tile International Inc. included in the Annual Report (Form 10-K) for the year ended December 29, 2000.

                                               /s/ Ernst & Young LLP



Dallas, Texas
March 13, 2001